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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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   [_] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

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   A U.S. National Banking Association                   41-1592157
    (Jurisdiction of incorporation or       (I.R.S. Employer Identification No.)
organization if not a U.S. national bank)

      Sixth Street and Marquette Avenue                     55479
            Minneapolis, Minnesota                        (Zip code)
   (Address of principal executive offices)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

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                       CHIQUITA BRANDS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

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             New Jersey                                      04-1923360
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)

       250 East Fifth Street                                    45202
          Cincinnati, Ohio                                   (Zip code)
(Address of principal executive offices)

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                             Senior Debt Securities
                       (Title of the indenture securities)

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Item 1.  General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.           Not applicable.

Item 16. List of Exhibits.          List below all exhibits filed as a part of
                                    this Statement of Eligibility. Wells Fargo
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.


         Exhibit 1.           a.    A copy of the Articles of Association of
                                    the trustee now in effect.***

         Exhibit 2.           a.    A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                              b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                              c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                              d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

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                          e.     A copy of the letter dated January 4, 1988 from
                                 the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January
                                 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                          f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4. Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.              Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.              Not applicable.

         Exhibit 9.              Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
** Incorporated by reference to the exhibit of the same number to the Trustee's form T-1 filed as exhibit 25 to the Form T-3/A dated December 26, 2001 of Loewen Group International, Inc. file number 022-22555.
*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.
**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of February 2002.

                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION

                                            /s/ Timothy P. Mowdy
                                       By: _____________________________________
                                           Timothy P. Mowdy
                                           Corporate Trust Officer

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                                    Exhibit 6

February 4, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                  Very truly yours,

                                  WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION

                                   /s/ Timothy P. Mowdy
                                  _____________________________________________
                                     Timothy P. Mowdy
                                     Corporate Trust Officer